LICENCE NO. P. 213

                        Petroleum (Production) Act 1934

                           Continental Shelf Act 1964


                 THE SECRETARY OF STATE FOR TRADE AND INDUSTRY

                                      and

                         TRANSOCEAN OIL (U.K.) LIMITED

                             INVENT (U.K.) LIMITED

                               SEA SEARCH LIMITED

                       BAYTRUST OIL EXPLORATIONS LIMITED

                        UNILON OIL EXPLORATIONS LIMITED

                            TANKS NORTH SEA LIMITED

                            HUSKY OIL (U.K.) LIMITED

                               GAO (U.K.) LIMITED

                       SUNLITE OIL COMPANY (U.K.) LIMITED

                       KEWANEE OIL COMPANY (U.K.) LIMITED

                              OXOCO (U.K.) LIMITED




                                    LICENCE

                                       to

                     Search and Bore for and get petroleum

                      in Block(s) 15/8, 16/26, 28/5, 29/25

                        THIS LICENCE made           , 1972, between The
                        SECRETARY OF STATE FOR TRADE AND INDUSTRY
                        (hereinafter referred to as "the Secretary of State") for and on behalf of Her Majesty of the one part and TRANSOCEAN OIL (UK) LIMITED and INVENT (UK) LIMITED, whose respective registered offices are both at Kempson House, Camomile Street, London EC3A 7AN; SEA SEARCH LIMITED whose registered office is at 9 Bishopsgate, London EC2N 3AD; BAYTRUST OIL EXPLORATIONS LIMITED:
                        UNILON OIL EXPLORATIONS LIMITED and TANKS NORTH SEA LIMITED whose respective registered offices are all at Princes House, 95 Gresham Street, London EC2V 7BS; HUSKY OIL (UK) LIMITED; GAO (UK) LIMITED; SUNLITE OIL COMPANY (UK) LIMITED; KEWANEE OIL COMPANY (UK) LIMITED and OXOCO (UK) LIMITED whose respective registered offices are all at Kempson House Camomile Street, London EC3A 7AN (hereinafter referred to as "the Licensee") of the other part WITNESSETH as follows:
                        Incorporation of clauses.

 Incorporation          A.      Clause 1 and clauses 4 to 34 of the model
 of                     clauses for production Licences in seaward areas set
 clauses.               out in Schedule 4 to the Petroleum (Production)
                        Regulations 1966 (S.I. 1966 No. 898) as amended by the
                        Petroleum (Production) (Amendment) Regulations 1971
                        (S.I. 1971 No. 814) shall be incorporated herein and shall have effect as if herein set out at length.

 Term of                B.      Clause 3 of the said model clauses (the
 License.               marginal note whereof is "Term of Licence") shall be
                        incorporated herein and shall have effect as if herein set out at length, the date 15 March 1972 being inserted therein as the date next after which the term of this Licence shall commence.

 Right to search       C.       In consideration of the payments and royalties
 and bore for and      hereinafter provided and the performance and observance
 get petroleum         by the Licensee of all the terms and conditions hereof,
                       the Secretary of State in exercise of the powers conferred upon him by the Act of 1934 and the Act of 1964, hereby grants to the Licensee EXCLUSIVE LICENCE
                       AND LIBERTY during the continuance of this Licence and subject to the provisions hereof to search and bore for, and get, petroleum in the sea bed and subsoil under the seaward area comprising an area of 800.2 square
                       Kilometres more particularly described in Schedule 1 hereto being the area comprising block(s) No. 15/8, 16/26, 28/5, 29/25 on the reference map deposited at the office of the Department of Trade and Industry, Thames
                       House South, Millbank, London, S.W.1.

                                Provided that nothing in the Licence shall
                       affect the right of the Secretary of State to grant a methane drainage licence in respect of the whole or any part of the licensed area or affect the exercise of any rights so granted.

 Schedules             D.       The Schedules referred to in the said model
                       clauses namely clause 8 (the marginal note whereof is "Payment of consideration for Licence") and clause 12
                       (the marginal note whereof is "Working Obligations") are for the purposes of this Licence schedules 2 and 3 respectively hereunder written. IN WITNESS whereof the Corporate Seal of the Secretary of State and the Common Seal(s) of the Licensee have been hereunto affixed the day and the year first above written.





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

                                   SCHEDULE I

                          Description of Licensed Area

      First the sea area bounded by lines joining the following co-ordinates on European Datum:

             (1)58(degrees)   50'00"N: 0(degree)   24'00"E (2)58(degrees)      50'00"N:  0(degree)   36'00"E


             (3)58(degrees)   40'00"N: 0(degree)   36'00"E (4)58(degrees)      40'00"N:  0(degree)   24'00"E


                                                       Secondly
                                                       --------

             (1)58(degrees)   10'00"N: 1(degree)   00'00"E (2)58(degrees)       10'00"N: 1(degree)   12'00"E

             (3)58(degrees)   00'00"N: 1(degree)   12'00"E (4)58(degrees)       00'00"N: 1(degree)   00'00"E

                                                       Thirdly
                                                       -------

             (1)57(degrees)   00'00"N: 0(degree)   48'00"E (2)57(degrees)       00'00"N: 1(degree)    00'00"E

             (3)56(degrees)   50'00"N: 1(degree)   00'00"E (4)56(degrees)       50'00"N: 0(degree)    48'00"E

                                                       Fourthly
                                                       --------

             (1)56(degrees)   20'00"N: 1(degree)   48'00"E (2)56(degrees)       20'00"N: 2(degrees)   00'00"E

             (3)56(degrees)   10'00"N: 2(degrees)  00'00"E (4)56(degrees)       10'00"N: 1(degree)    48'00"E





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

                                   SCHEDULE 2

                           Considerations for Licence

 Initial                1.      The Licensee shall pay to the Secretary of
 payment                State upon the grant of the Licence the sum of
                        $40,059.00

 Periodic               2.      (1) Upon the date specified in the notice
 minimum                referred to in clause (the marginal note whereof is
 payments               "Option to continue Licence as to part the licensed
                        area"), and on the anniversaries thereof during the term of the Licence as continuing pursuant to that clause the Licensee shall pay to the Secretary of State sums (in this Schedule referred as "periodic payments") calculated as follows:

                                (a)      upon the said date L.50 multiplied by the area factor

                                (b)      upon the first anniversary of the said date L.80 multiplied by the area factor

                                (c)          "  " second   "        "    "   "        L.110      "

                                (d)          "  " third    "        "    "   "        L.140      "

                                (e)          "  " fourth   "        "    "   "        L.170      "

                                (f)          "  " fifth    "        "    "   "        L.200      "

                                (g)          "  " sixth    "        "    "   "        L.230      "

                                (h)          "  " seventh  "        "    "   "        L.260      "

                                (i)          "  " eighth   "        "    "   "        L.290      "

                                (j)          "  " ninth    "        "    "   "        L.320      "

                                (k)          "  " tenth and every subsequent
                                        anniversary of the said date L.350
                                        multiplied by the area factor.

                                (2)     In this paragraph "the area factor"
                        means the number of square kilometres comprised in the licensed area at the date upon which the periodic payment in question becomes due.

 Royalties              3.      (1)     Within two months after the end of the
                        half year in which the Licence is granted, and within two months after the end of every succeeding half year the Licensee shall pay to the Secretary of State a royalty in respect of those periods respectively of twelve and a half pence for every pound of the value of the petroleum won and saved by the Licensee in the period from the grant of the Licence to the end of the half year in which it was granted and in each succeeding half year respectively without any deduction except as provided by the next sub-paragraph.

                                (2) The Licensee may deduct from the amount of royalty due in respect of the period from the grant of the Licence to the end of the half year in which it was granted and from the amount of royalty due in respect of each succeeding half year respectively-

                                        (a)  If the period in respect of which
                                             that royalty is due is one in
                                             which a periodic payment was due
                                             and paid, one half of that
                                             periodic payment; or

                                        (b)  if the period in respect of which
                                             that royalty is due is a half
                                             year next following a half year in
                                             which a periodic
                                        payment was due and paid, an
                                        amount equal to that periodic payment
                                        less any part thereof deducted from the
                                        amount of royalty due in respect of the
                                        period in which that periodic payment
                                        was due, but if any periodic payment is
                                        greater than the amounts of royalty
                                        which would apart from this paragraph
                                        be payable in respect of the period in
                                        which the periodic payment is due and
                                        paid and in respect of the next
                                        following half year, no repayment to
                                        the Licensee of the whole or any part
                                        thereof shall be made nor shall the
                                        same be taken into account in respect
                                        of the royalty due in respect of any
                                        other half year.

                                (3)     The royalty shall be paid on the
                        value of petroleum shown by the statement of value referred to in clause 11 (the marginal note whereof is "value of petroleum") in respect of each half year, and in the event of a direction that paragraph (2) of that clause shall not apply being such that the Licensee is required to give a revised statement of value pursuant to paragraph (7) thereof or in the event of a dispute as to the value of petroleum, the Licensee shall pay to the Secretary of State any additional sums due or the Secretary of State shall pay to the Licensee any amount overpaid as the case may require, within two months after the service of the notice containing that direction or after the award of the arbitrator or any prior settlement as to the value of the petroleum won and saved in the period in question, as the case may require, save that in the event of a provisional statement of value being prescribed royalty shall be paid on the value of the petroleum shown by the provisional statement of value in respect of each half year and the Licensee shall pay to the Secretary of State any additional sums due or the Secretary of State shall pay to the Licensee any amount overpaid as the case may require within two months after the award of the arbitrator or any prior settlement as to the value of the petroleum won and saved in the period in question.

                                   SCHEDULE 3

                              Working obligations


          The Licensee shall during the term of this Licence carry out seismic survey work in the licensed area and drill therein four exploration wells.

                     The Corporate Seal of the Secretary of State         )
                     for Trade and Industry hereunto affixed is           )
                     authenticated by                                     )

                     /s/  Assistant Secretary
                          Authorized by the Secretary of State




                     The Common Seal of Transocean Oil (U.K.)       )
                     Limited was hereunto affixed in the presence   )
                     of                                             )



                                            /s/ Director



                                            /s/ Secretary



                     The Common Seal of Invent (U.K.) Limited was         )
                     hereunto affixed in the presence of                  )



                                            /s/ Director




                                            /s/ Secretary

                     The Common Seal of Sea Search Limited was      )
                     hereunto affixed in the presence of            )



                                            /s/ Director



                                            /s/ Secretary



                     The Common Seal of Baytrust Oil Explorations ) Limited was hereunto affixed in the presence )
                     of                                             )




                                            /s/ Director



                                            /s/ Secretary


                     The Common Seal of Unilon Oil Explorations ) Limited was hereunto affixed in the presence )
                     of                                             )


                                            /s/ Director



                                            /s/ Secretary

                     The Common Seal of Tanks North Sea Limited     )
                     was hereunto affixed in the presence of        )



                                            /s/ Director



                                            /s/ Secretary



                     The Common Seal of Husky Oil (U.K.) Limited    )
                     was hereunto affixed in the presence of        )



                                            /s/ Director



                                            /s/ Secretary


                     The Common Seal of Gao (U.K.) Limited was      )
                     hereunto affixed in the presence of            )



                                            /s/ Director



                                            /s/ Secretary

                     The Common Seal of Sunlite Oil Company                  )
                     (U.K.) Limited was hereunto affixed in the              )
                     presence of                                             )



                                            /s/ Director



                                            /s/ Secretary


                     The Common Seal of Kewanee Oil Company         )
                     (U.K.) Limited was hereunto affixed in         )
                     the presence of                                )



                                            /s/ Director



                                            /s/ Secretary


                     The Common Seal of Oxoco (U.K.) Limited        )
                     was hereunto affixed in the presence of        )



                                            /s/ Director



                                            /s/ Secretary

DATED                           18th of September                           1996
--------------------------------------------------------------------------------


                              AMERADA HESS LIMITED
                       BAYTRUST OIL EXPLORATIONS LIMITED
                              CHEVRON U.K. LIMITED
                            CONOCO PETROLEUM LIMITED
                             CONOCO (U.K.) LIMITED
                   ESSO EXPLORATION AND PRODUCTION UK LIMITED
                       FINA PETROLEUM DEVELOPMENT LIMITED
                    MARATHON OIL EXPLORATION (U.K.) LIMITED
                            ORYX U.K. ENERGY COMPANY
                         PANCANADIAN NORTH SEA LIMITED
                             PETROBRAS U.K. LIMITED
               PHILLIPS PETROLEUM COMPANY UNITED KINGDOM LIMITED
                           RANGER OIL (U.K.) LIMITED
                      SANTA FE EXPLORATION (U.K.) LIMITED
                               SHELL U.K. LIMITED
                       STATOIL EXPLORATION (U.K.) LIMITED
                        UNILON OIL EXPLORATIONS LIMITED
                         UNION TEXAS BRITANNIA LIMITED
                         UNION TEXAS PETROLEUM LIMITED

                                    - AND -

                 THE SECRETARY OF STATE FOR TRADE AND INDUSTRY




                  --------------------------------------------

                           DEED OF LICENCE ASSIGNMENT

                              PETROLEUM PRODUCTION
                               LICENCE NO. P. 213

                  --------------------------------------------




                              Lovell White Durrant
                               65 Holborn Viaduct
                                London EC1A 2DY

THIS DEED OF ASSIGNMENT is made the 18th day of September, 1996


BETWEEN:


(1) The parties listed in the Schedule hereto (hereinafter together called the "Assignors");

(2) The Assignors and Petrobras U.K. Limited whose registered office is at 197 Knightsbridge, London SW7 1RB (hereinafter together called the "Assignees"); and

(3) The Secretary of State for Trade and Industry (hereinafter called the "Secretary of State") for and on behalf of Her Majesty.


WHEREAS:


(A) The Assignors are the holders of United Kingdom Petroleum Production Licence No. P.213 (hereinafter called the "Licence") granted with effect from and including 16 March 1972 pursuant to the Petroleum (Production) Act 1934 as applied by the Continental Shelf Act 1964.

(B) The Secretary of State has given his written consent dated 23 July 1996 to this assignment of the Licence by the Assignors to the Assignees.


NOW THIS DEED WITNESSETH that:


1. The Assignors hereby assign unto the Assignees all the rights, interests, obligations and liabilities of the Assignors in, under, pursuant to and in respect of the Licence to hold the same unto the Assignees subject to the performance and observance by the Assignees of the terms and conditions contained in the Licence and on the part of the Licensee therein described to be performed and observed.

2. The Assignees jointly and severally covenant with and in favour of the Secretary of State and the Assignors (and each of them) that they will perform and observe the terms and conditions contained in the Licence and on the part of the Licensee to be performed and observed.

3. This Deed of Licence Assignment may be executed by way of separate counterparts all of which taken together shall be deemed to form a single deed and each of which shall be deemed to be an original document.

4. The construction, validity and performance of this Deed shall be governed by and construed in accordance with English law and each party hereby submits to the jurisdiction of the English Courts.


IN WITNESS WHEREOF the parties (other than the Secretary of State) have hereunto affixed their respective common or corporate seals the day and year first above written.

                                    SCHEDULE


Amerada Hess Limited

Baytrust Oil Explorations Limited

Chevron U.K. Limited

Conoco Petroleum Limited

Conoco (U.K.) Limited

Esso Exploration and Production UK Limited

Fina Petroleum Development Limited

Marathon Oil Exploration (U.K.) Limited

Oryx U.K. Energy Company

PanCanadian North Sea Limited

Phillips Petroleum Company United Kingdom Limited

Ranger Oil (U.K.) Limited

Santa Fe Exploration (U.K.) Limited

Shell U.K. Limited

Statoil Exploration (U.K.) Limited

Unilon Oil Explorations Limited

Union Texas Britannia Limited

Union Texas Petroleum Limited

                               (        The Common Seal of
                               (        AMERADA HESS LIMITED
                               (        was hereunto affixed in the presence of:



                                        /s/ Director


                                        /s/ Director



                               (        The Common Seal of
                               (        BAYTRUST OIL EXPLORATIONS LIMITED
                               (        was hereunto affixed in the presence of:


                                        /s/ Director


                                        /s/ Director/Secretary



                               (        The Common Seal of
                               (        CHEVRON U.K. LIMITED
                               (        was hereunto affixed in the presence of:


                                        /s/ Director


                                        /s/ Director/Secretary



                               (        The Common Seal of
                               (        CONOCO PETROLEUM LIMITED
                               (        was hereunto affixed in the presence of:


                                        /s/ Director


                                        /s/ Director/Secretary

The Common Seal of                                 )
CONOCO (U.K.) LIMITED                              )
was hereunto affixed in the presence of:           )


/s/ Director


/s/ Secretary


The Common Seal of                                 )
ESSO EXPLORATION AND PRODUCTION UK LIMITED         )
was hereunto affixed in the presence of:           )


/s/ Director


/s/ Director/Secretary


The Common Seal of                                 )
FINA PETROLEUM DEVELOPMENT LIMITED                 )
was hereunto affixed in the presence of:           )


/s/ Director


/s/ Director/Secretary


The Common Seal of
MARATHON OIL EXPLORATION (U.K.) LIMITED            )
was hereunto affixed in the presence of:           )


/s/ Director


/s/ Director/Secretary

                               (        The Corporate Seal of
                               (        ORYX U.K. ENERGY COMPANY
                               (        was hereunto affixed in the presence of:


                                        /s/ Director


                                        /s/ Secretary



                               (        The Common Seal of
                               (        PANCANADIAN NORTH SEA LIMITED
                               (        was hereunto affixed in the presence of:


                                        /s/ Director


                                        /s/ Director/Secretary



                               (        The Common Seal of
                               (        PETROBRAS U.K. LIMITED
                               (        was hereunto affixed in the presence of:


                                        /s/ Director


                                        /s/ Director/Secretary



                               (        The Common Seal of
                               (        PHILLIPS PETROLEUM COMPANY
                               (        UNITED KINGDOM LIMITED
                               (        was hereunto affixed in the presence of:


                                        /s/ Director


                                        /s/ Director/Secretary

The Common Seal of                                 )
RANGER OIL (U.K.) LIMITED                          )
was hereunto affixed in the presence of:           )


/s/ Director


/s/ Secretary


The Common Seal of                                 )
SANTA FE EXPLORATION (U.K.) LIMITED                )
was hereunto affixed in the presence of:           )


/s/ Director


/s/ Director/Secretary


Given under the Common Seal of                     )
SHELL U.K. LIMITED                                 )
was hereunto affixed in the presence of:           )


/s/ Director


/s/ Assistant Secretary


The Common Seal of                                 )
STATOIL EXPLORATION (U.K.) LIMITED                 )
was hereunto affixed in the presence of:           )


/s/ Director


/s/ Director/Secretary

                               (        The Common Seal of
                               (        UNILON OIL EXPLORATIONS LIMITED
                               (        was hereunto affixed in the presence of:


                                        /s/ Director


                                        /s/ Secretary



                               (        The Common Seal of
                               (        UNION TEXAS BRITANNIA LIMITED
                               (        was hereunto affixed in the presence of:


                                        /s/ Director


                                        /s/ Director/Secretary



                               (        The Common Seal of
                               (        UNION TEXAS PETROLEUM LIMITED
                               (        was hereunto affixed in the presence of:


                                        /s/ Director


                                        /s/ Director/Secretary